Scudder
Development
Fund

Semiannual Report
December 31, 1995

o Offers opportunities for long-term growth of capital by investing primarily in securities of emerging growth companies.

o A pure no-load(TM) fund with no commissions to buy, sell, or exchange shares.

This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.

SCUDDER DEVELOPMENT FUND

   CONTENTS

   2 In Brief

   3 Letter from the Fund's President

   4 Performance Update

   5 Portfolio Summary

   6 Portfolio Management Discussion

   9 Investment Portfolio

  19 Financial Statements

  22 Financial Highlights

  23 Notes to Financial Statements

  29 Officers and Trustees

  30 Investment Products and Services

  31 How to Contact Scudder

IN BRIEF

o Scudder Development Fund provided shareholders with a 19.16% total return for the six months ended December 31, 1995, outperforming the unmanaged Russell 2000 Growth Index and the average return of the 120 mid-capitalization funds tracked by Lipper Analytical Services, Inc.

                 Comparative Returns Through December 31, 1995
 ----------------------------------------------------------------------------
                        Scudder        Russell 2000       Lipper Average
                        Development     Growth Index
                         Fund
 ----------------------------------------------------------------------------
 Six Months               19.16%            13.02%              12.81%
 ----------------------------------------------------------------------------
  One Year                50.67%            31.04%              32.17%**
 ----------------------------------------------------------------------------
  Five Years*             21.23%            18.74%              19.68%***
 ----------------------------------------------------------------------------
*Average annualized returns.
**Average return of 106 funds.
***Average return of 32 funds.

o After contributing greatly to performance earlier in the year, holdings in semiconductor companies and other large technology companies were trimmed in favor of less economically sensitive stocks such as biotech and Internet-related companies.

o The Fund maintained a well-diversified portfolio during the period with exposure to the energy, service, manufacturing, healthcare, and finance sectors, among others.

Dear Shareholders,

         The past 12 months have been an extraordinary period for Scudder Development Fund, as evidenced by its 50% total return. This superior performance continued in the last six months of 1995, the first half of its fiscal year, when the Fund's 19% total return surpassed that of its benchmark index and the average mid-capitalization fund tracked by Lipper.

         From a combination of price appreciation and new investors, Scudder Development Fund grew to $876.6 million in net assets at the end of December, representing over 45,000 shareholder accounts.

         We are very pleased with the results of the past year but are cautious about U.S. markets in 1996. After so strong a run-up in stock prices, it is natural to be wary of a correction in the near term, which could be triggered by the economy, among other things. The current U.S. economic expansion is now very mature by historical standards, having started in early 1991. U.S. consumers have accumulated debt at the same time that corporations have cut jobs to increase profits. The combination of slower job growth and higher debt payments may force consumers to spend less this year, which would slow economic activity and hamper corporate profits.

         In spite of this restrained general economic outlook, the outlook for the companies held by Scudder Development Fund is for above-average earnings growth. If achieved, this should provide a strong underpinning to the prices of the stocks in the portfolio. Longer term, we believe the investment prospects around the world are fundamentally positive, driven by the dynamics of low inflation, technological innovation, deregulation, and monetary and fiscal restraint. Against this background, we believe the Fund should continue to serve as an attractive vehicle for capital appreciation.

         If you have questions about Scudder Development Fund or your investments, please contact a Scudder Investor Relations representative at 1-800-225-2470. Page 31 contains more information on how to contact us. Thank you for choosing Scudder Development Fund to help meet your investment needs.

                                         Sincerely,

                                         /s/Daniel Pierce
                                         Daniel Pierce
                                         President,
                                         Scudder Development Fund

SCUDDER DEVELOPMENT FUND
PERFORMANCE UPDATE as of December 31, 1995
-----------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT
-----------------------------------------------------------------
SCUDDER DEVELOPMENT FUND
----------------------------------------
                     Total Return
Period    Growth    --------------
Ended       of                Average
12/31/95  $10,000  Cumulative  Annual
--------  -------  ----------  ------
1 Year    $ 15,067    50.67%    50.67%
5 Year    $ 26,188   161.88%    21.23%
10 Year   $ 38,639   286.39%    14.47%
20 Year   $233,887 2,238.87%    17.07%

RUSSELL 2000 GROWTH INDEX
--------------------------------------
                     Total Return
Period    Growth    --------------
Ended       of                Average
12/31/95  $10,000  Cumulative  Annual
--------  -------  ----------  ------
1 Year    $ 13,104    31.04%    31.04%
5 Year    $ 23,615   136.15%    18.74%
10 Year   $ 26,161   161.61%    10.09%
20 Year*  $     --       --%       --%


A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:

YEARLY PERIODS ENDED DECEMBER 31

Scudder Development Fund
Year            Amount
----------------------
85             $10,000
86             $10,779
87             $10,626
88             $11,801
89             $14,540
90             $14,755
91             $25,353
92             $24,892
93             $27,093
94             $25,645
95             $38,639

Russell 2000 Growth Index
Year            Amount
----------------------
85             $10,000
86             $10,358
87             $ 9,273
88             $11,162
89             $13,413
90             $11,078
91             $16,748
92             $18,050
93             $20,461
94             $19,964
95             $26,161

The Russell 2000 Growth Index is an unmanaged capitalization-weighted measure of 2,000 of the smallest capitalized U.S. companies with a greater-than-average growth orientation and whose common stocks trade on the NYSE, AMEX, and NASDAQ. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.



-----------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION
-----------------------------------------------------------------

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) and Index Total
Return (%) with the exact data points listed in the table below.


YEARLY PERIODS ENDED DECEMBER 31


                       1986    1987    1988    1989    1990    1991    1992    1993    1994    1995
                     --------------------------------------------------------------------------------
NET ASSET VALUE...   $20.71  $18.69  $20.32  $22.69  $21.73  $36.23  $33.62  $33.51  $29.54  $40.12
CAPITAL GAINS
DIVIDENDS.........   $ 1.33  $ 1.90  $  .42  $ 2.28  $ 1.23  $  .96  $ 1.70  $ 3.07  $ 2.12  $ 4.20
FUND TOTAL
RETURN (%)........     7.79   -1.42   11.06   23.21    1.48   71.83   -1.82    8.84   -5.34   50.67
INDEX TOTAL
RETURN (%)........     3.58  -10.48   20.37   20.17  -17.41   51.19    7.77   13.36   -2.43   31.04


All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results.
Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased.
* Index returns not available for this period.

PORTFOLIO SUMMARY as of December 31, 1995
---------------------------------------------------------------------------
DIVERSIFICATION
---------------------------------------------------------------------------

Equity Securities        97%              The Fund remained near fully
Cash Equivalents          3%              invested throughout the period,
                        ----              making the most of a strong
                        100%              stock market.
                        ====

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

--------------------------------------------------------------------------
SECTORS (Excludes 3% Cash Equivalents)
--------------------------------------------------------------------------
Technology              25%
Health                  21%
Service Industries      14%               After strong price gains earlier
Consumer Discretionary  10%               in the year, holdings in the
Durables                 8%               technology sector were trimmed.
Energy                   6%
Manufacturing            6%
Financial                4%
Media                    2%
Other                    4%
                       ----
                       100%
                       ====

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

--------------------------------------------------------------------------
TEN LARGEST EQUITY HOLDINGS
--------------------------------------------------------------------------
 1. PARAMETRIC TECHNOLOGY CORP.
    Mechanical design software producer
 2. CINTAS CORP
    Uniform rentals
 3. CHEYENNE SOFTWARE INC.
    Computer software and equipment
 4. BIOCHEM PHARMA, INC.
    Research and development of therapeutic products
 5. ASCEND COMMUNICATIONS, INC.
    Developer and producer of a variety of high-speed wide area network access products
 6. INFORMIX CORP.
    Database management software
 7. G&K SERVICES INC.
    Uniform rentals
 8. STERIS CORP.
    Manufacturer of sterile processing systems
 9. SYNOPSYS INC.
    Developer of high level electronic design software
10. FISERV INC.
    Data processing services

New to the list of ten largest holdings, Ascend Communications returned 221% during the period.

For more complete details about the Fund's Investment Portfolio, see page 9.
A monthly Investment Portfolio Summary and quarterly Portfolio Holdings are available upon request.

SCUDDER DEVELOPMENT FUND
PORTFOLIO MANAGEMENT DISCUSSION

Dear Shareholders,

         We are very pleased to report Scudder Development Fund's 19.16% total return for the semiannual period ended December 31, 1995. This return outpaced the 13.02% return of the unmanaged Russell 2000 Growth Index and the 12.81% return on average of the 120 mid-capitalization funds tracked by Lipper Analytical Services. For the year ended December 31, your Fund produced a total return of 50.67%.

         The primary factor affecting performance during the semiannual period continued to be strong earnings growth. About 30% of holdings in the fourth quarter of 1995 reported year-to-year earnings per share gains exceeding 100%. The 30 largest holdings, representing over 50% of the portfolio, appreciated 41% on average for the six-month period, supported by earnings gains averaging 50%. Such strong gains are not likely to continue indefinitely. However, our long-term target of earnings per share gains of 15% - 20% on average is easily being met.

                   Strategy Stresses Diversification and Less

                          Economically Sensitive Stocks

         Rather than focus on economic sectors, the Fund's investment decisions generally are made on an individual stock basis. However, this approach can sometimes lead to what is arguably too large a weighting in one particular area and result in unwelcome price volatility. We have therefore striven to diversify the portfolio over the past year with holdings outside the technology sector -- recently, the Fund's largest area of exposure.

         Diversified stock selection paid off during the six-month period just ended. Energy positions, representing about 6% of the portfolio, rose 24% on average. Service companies, accounting for 14% of the portfolio at the end of December, increased 62% on average. The Fund's two airline holdings, while less than 1% of the total, rose by 45%. Manufacturing companies, 6% of the total portfolio, rose 32%. Banks and finance, 4% of the portfolio, were up 21% in price, and healthcare, now 21% of the portfolio, rose 50%.

         With economic growth decelerating in the United States, companies whose earnings depend upon a robust economy may suffer. Therefore, after providing exceptionally strong performance for most of the year, several of the Fund's semiconductor and large technology issues were trimmed in the fall to make room for less economically sensitive biotechnology and Internet-related software companies. These moves proved fortuitous. The three biotech companies recently purchased increased by over 50% in the fourth quarter, and the Internet-related software companies rose by over 100%. Meanwhile, the Fund's remaining semiconductor stocks provided relatively weak returns for the period, falling over 30% in the fourth quarter alone. Also weak were mobile communication stocks (1.9% of the total), which declined 8.8% during the fourth quarter.

         Six holdings -- American Oncology Resources, Asia Pacific Resource, Century Communications, Repap Enterprises, Summa Four, and Vivra Inc. -- were sold to fund investments with superior fundamentals. In an environment of slower economic activity, part of our ongoing portfolio strategy has been to eliminate holdings in anticipation of fundamental deterioration or failure to produce estimated earnings. In addition, companies are sold when they grow beyond an appropriate size for a small/mid capitalization portfolio. Such sales recently included core positions in Cracker Barrel Old Country Stores, SAP AG, and Autodesk.

         Sales proceeds were used to purchase a number of promising new ideas including Veterinary Centers of America, a leading consolidator of veterinary services; Cadmus Communications, a steadily expanding specialty printing company; Agouron Pharmaceuticals, a biotech drug company; Perclose, a specialty surgical supplier; and CapMAC Holdings, a specialty insurance company.

                                     Outlook

         At 27 times 1996 earnings per share on average, the portfolio is less attractively valued than one year ago. However, price earnings ratios are largely a function of interest rates. If economic weakness continues, the Federal Reserve is likely to lower short-term interest rates. Also, should legislation pass into law to reduce the budget deficit significantly over the next several years, long-term interest rates should remain stable if not decline in the months ahead. In either case, declining rates could lead to rising valuations for the Fund's holdings.

         Earnings disappointments are now the largest risk facing equity investors. A weakening economy means that earnings are increasingly vulnerable to negative surprises. As the economic and political landscape unfolds, our focus will remain on earnings growth and the ability of individual companies to continue to prosper in the economic environment ahead.

                                      Sincerely,
                                      Your Portfolio Management Team

                                     /s/Roy C. McKay               /s/Peter Chin
                                        Roy C. McKay                  Peter Chin

INVESTMENT PORTFOLIO  as of December 31, 1995 (Unaudited)

---------------------------------------------------------------------------------------------------------
               % of                                                                              Market
            Portfolio    Shares                                                                 Value ($)
---------------------------------------------------------------------------------------------------------
                         --------------------------------------------------------------------------------
                3.5%     REPURCHASE AGREEMENTS
                         --------------------------------------------------------------------------------

                         30,472,000     Repurchase Agreement with Morgan,
                                         Stanley & Co. dated 12/29/95 at 5.87%,
                                         to be repurchased at $30,491,875 on 1/2/96,
                                         collateralized by a $22,540,000 U.S. Treasury
                                         Note, 9.125%, 5/15/18 (Cost $30,472,000) .........    30,472,000
                                                                                               ----------
                         --------------------------------------------------------------------------------
                0.0%     CONVERTIBLE BONDS
                         --------------------------------------------------------------------------------
MEDIA

Broadcasting &
Entertainment               250,000     Intouch Group, Inc. Promissory Note,
                                         8%, 2/1/96 (Cost $ 250,000)(b)(c) ................       159,800
                                                                                               ----------
                         --------------------------------------------------------------------------------
                0.4%      CONVERTIBLE PREFERRED STOCKS
                         --------------------------------------------------------------------------------
                         Shares
                         --------------------------------------------------------------------------------

HEALTH          0.3%

Biotechnology   0.2%
                         2,857,143      Norian Corp. "D"* (Developer and
                                         manufacturer of a proprietary biomaterial
                                         (for skeletal repair)(b)(c) ......................     2,000,000
                                                                                               ----------
Medical
Supply &
Specialty       0.1%       120,000      InterVentional Technologies, Inc. "G"
                                         (Manufacturer of minimally invasive
                                         disposable microsurgical devices and
                                         systems for treatment of cardiovascular
                                         disease)(b) ......................................     1,200,000
                                                                                               ----------
MEDIA           0.1%

Broadcasting &
Entertainment              363,637      InTouch Group Inc. "D"* (Interactive
                                         place-based media applications and
                                         information services)(b)(c) ......................       618,183
                                                                                               ----------
                                        TOTAL CONVERTIBLE PREFERRED STOCKS
                                        (Cost $7,200,007) .................................     3,818,183
                                                                                               ----------



    The accompanying notes are an integral part of the financial statements.

SCUDDER DEVELOPMENT FUND
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
                % of                                                                              Market
            Portfolio    Shares                                                                 Value ($)
---------------------------------------------------------------------------------------------------------
                         --------------------------------------------------------------------------------
                0.5%     PREFERRED STOCKS
                         --------------------------------------------------------------------------------
CONSUMER DISCRETIONARY
Specialty Retail            50,000      Hornbach Holding AG (Do-it yourself home
                                         improvement retailer) (Cost $ 2,905,284)               4,293,194
                                                                                               ----------

                         --------------------------------------------------------------------------------
               95.6%     COMMON STOCKS
                         --------------------------------------------------------------------------------

CONSUMER
DISCRETIONARY   9.4%
Apparel & Shoes 0.5%
                           125,700      Tommy Hilfiger Corp.* (Designer and
                                         marketer of men's sportswear) ....................     5,326,538
                                                                                               ----------
Department &
Chain Stores    0.9%       306,375      Men's Wearhouse Inc.* (Discount retailer) .........     7,889,156
Hotels &                                                                                       ----------
Casinos         1.8%       664,500      Grand Casinos Inc.* (Casino manager) ..............    15,449,625
Recreational                                                                                   ----------
Products        1.8%       331,900      First Team Sports, Inc.* (Manufacturer and
                                         wholesaler of in-line roller skates) .............     5,061,475
                           367,400      Sierra On-Line Inc.* (Developer of
                                         entertainment software) ..........................    10,562,750
                                                                                               ----------
                                                                                               15,624,225
                                                                                               ----------

Restaurants     1.7%       258,600      Outback Steakhouse Inc.* (Operator of
                                         full-service restaurants) ........................     9,277,275
                           278,000      Starbucks Corp.* (High-quality coffee
                                         provider) ........................................     5,838,000
                                                                                               ----------
                                                                                               15,115,275
                                                                                               ----------

Specialty
Retail          2.7%       211,100      PETsMART Inc.* (Pet food and supply
                                         superstores) .....................................     6,544,100
                           506,400      Sports & Recreation Inc.* (Sports
                                         equipment superstores) ...........................     3,608,100
                           296,400      Viking Office Products Inc.* (Direct marketer
                                         of office supplies) ..............................    13,782,600
                                                                                               ----------
                                                                                               23,934,800
                                                                                               ----------

CONSUMER
STAPLES         0.3%
Package Goods/
Cosmetics       0.3%       100,100      Thermolase Corp.* (Producer of skin-care
                                         and other personal care products) ................     2,590,088

HEALTH         20.2%
Biotechnology   3.2%       131,500      Agouron Pharmaceuticals, Inc.* (Developer of
                                         therapeutic and synthetic drugs for treatment
                                         of cancer and other diseases) ....................     4,306,625


    The accompanying notes are an integral part of the financial statements.

INVESTMENT PORTFOLIO


---------------------------------------------------------------------------------------------------------
                % of                                                                              Market
            Portfolio    Shares                                                                 Value ($)
---------------------------------------------------------------------------------------------------------
                         --------------------------------------------------------------------------------
                            62,500      Cardiometrics, Inc. (Developer and
                                         manufacturer of intravascular devices to
                                         measure blood flow impairment)(b)(c) .............       428,906
                           356,100      CytoTherapeutics, Inc.* (Developer of
                                         therapeutic products for treatment of
                                         certain chronic and disabling diseases) ..........     6,098,212
                           268,100      Matrix Pharmaceutical, Inc.* (Developer of
                                         site-specific treatments for cancer and
                                         serious skin diseases) ...........................     5,026,875
                           214,962      Neoprobe Corp.* (Research and
                                         development of a system for diagnosis and
                                         treatment of cancer) .............................     3,466,262
                           234,100      Neurogen Corp.* (Developer of
                                         biopharmaceuticals for treatment of
                                         psychiatric and neurological disorders) ..........     6,291,438
                           248,900      PathoGenesis Corp.* (Developer of drugs for
                                         treatment of serious infectious diseases) ........     2,737,900
                                                                                               ----------
                                                                                               28,356,218

Health Industry
Services        0.9%       102,760      HBO & Company* (Designer of computerized
                                         information systems to the health-care
                                         industry) ........................................     7,873,985
                                                                                               ----------
Hospital
Management      1.1%       227,100      Advocat, Inc.* (Operator of nursing homes
                                         and retirement centers) ..........................     2,526,487
                           400,000      Veterinary Centers of America, Inc.* (Owner
                                         and manager of veterinary hospitals) .............     6,750,000
                                                                                               ----------
                                                                                                9,276,487
                                                                                               ----------

Medical Supply
& Specialty    11.1%        92,600      Bio-Plexus Inc.* (Developer and marketer of
                                         various medical products) ........................       949,150
                            48,700      Bio-Vascular, Inc.* (Marketer of tissue and
                                         biosynthetic-based medical products and
                                         grafts for cardiovascular surgery) ...............       572,225
                           518,900      Endosonics Corp.* (Manufacturer of imaging
                                         catheters) .......................................     7,848,362
                           500,000      Heart Technology Inc.* (Developer,
                                         manufacturer and marketer of devices for
                                         treatment of arteriosclerosis) ...................    16,437,500
                           359,400      ICU Medical Inc.* (Designer, manufacturer
                                         and marketer of proprietary disposable
                                         medical products) ................................     6,109,800
                           408,600      Isolyser Co., Inc.* (Developer and manufacturer
                                         of varied healthcare products) ...................     5,720,400
                            86,000      Med-Design Corp.* (Developer and
                                         manufacturer of safety medical devices) ..........     1,311,500




    The accompanying notes are an integral part of the financial statements.

SCUDDER DEVELOPMENT FUND
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
               % of                                                                              Market
            Portfolio    Shares                                                                 Value ($)
---------------------------------------------------------------------------------------------------------
                           317,200      PLC Systems Inc.* (Developer, manufacturer
                                         and marketer of medical laser systems) ...........     5,273,450
                           206,000      Perclose, Inc.* (Developer and producer of
                                         minimally invasive single-use systems to
                                         close arterial access sites surgically) ..........     3,939,750
                           119,800      Quidel Corp.* (Producer of non-instrumented
                                         diagnostic products for clinical laboratories,
                                         office and home testing markets) .................       853,575
                           186,200      Research Industries* (Manufacturer of
                                         single-patient use cardiology medical
                                         products) ........................................     5,027,400
                           567,700      STERIS Corp.* (Manufacturer of sterile
                                         processing systems) ..............................    18,308,325
                           170,200      Target Therapeutics, Inc.* (Manufacturer of
                                         disposable medical devices for treatment of
                                         vascular diseases) ...............................     7,276,050
                           485,200      Thermedics Inc.* (Manufacturer of drug
                                         detection instruments, explosives detectors,
                                         and heart assist devices) ........................    13,464,300
                           274,333      UroMed Corp.* (Manufacturer of urological/
                                         gynecological medical products)(c) ...............     3,532,037
                            89,700      UroMed Corp.* .....................................     1,154,888
                                                                                               ----------
                                                                                               97,778,712
                                                                                               ----------

Pharmaceuticals 3.9%
                           544,500      BioChem Pharma, Inc.* (Research and
                                         development of therapeutic products) .............    21,848,062
                           294,700      North American Vaccine, Inc.* (Developer of
                                         immunological products) ..........................     4,162,638
                           705,500      Noven Pharmaceuticals, Inc.* (Transdermal
                                         drug delivery systems) ...........................     7,936,875
                                                                                               ----------
                                                                                               33,947,575
                                                                                               ----------

COMMUNICATIONS  1.9%
Cellular
Telephone       0.6%       163,100      CommNet Cellular, Inc.* (Management,
                                         maintenance and financing of cellular
                                         telephone systems throughout the United
                                         States) ..........................................     4,709,512
                                                                                               ----------
Telephone/
Communications  1.3%       122,500      Mobile Telecommunications Technology Corp.*
                                         (Telecommunication and paging services) ..........     2,618,438
                           162,000      Paging Network, Inc.* (Paging services) ...........     3,948,750
                           295,700      WinStar Communications, Inc.* (Designer and
                                         marketer of telecommunication and
                                         information services) ............................     5,063,863
                                                                                               ----------
                                                                                               11,631,051
                                                                                               ----------





    The accompanying notes are an integral part of the financial statements.

INVESTMENT PORTFOLIO


---------------------------------------------------------------------------------------------------------
               % of                                                                              Market
            Portfolio    Shares                                                                 Value ($)
---------------------------------------------------------------------------------------------------------

FINANCIAL       3.6%
Banks           2.4%       137,300      Dauphin Deposit Corp. (Commercial banking
                                         in Pennsylvania) .................................     3,947,375
                           100,000      First American Corp. (Tennessee) (Regional
                                         commercial banking) ..............................     4,737,500
                           121,200      First Commerce Corp. (Commercial banking
                                         in Louisiana and Mississippi) ....................     3,878,400
                            91,700      First Security Corp. (Commercial banking in
                                         western states) ..................................     3,530,450
                           197,100      Magna Group, Inc. (Commercial banking and
                                         financial services) ..............................     4,681,125
                                                                                               ----------
                                                                                               20,774,850
                                                                                               ----------

Insurance       1.2%       154,900      CapMAC Holdings Inc.* (Provider of financial
                                         guaranty insurance) ..............................     3,891,862
                           136,300      Compdent Corp.* (Provider of dental coverage
                                         in the managed dental care industry) .............     5,656,450
                            28,000      Meadowbrook Insurance Group. Inc.*
                                         (Insurance holding company) ......................       938,000
                                                                                               ----------
                                                                                               10,486,312
                                                                                               ----------

MEDIA           1.8%
Broadcasting &
Entertainment   0.7%        60,500      Broderbund Software Inc.* (Developer of
                                         entertainment and educational software) ..........     3,675,375
                           829,000      Sanctuary Woods Multimedia Corp.*
                                         (Leading developer of family-oriented
                                         entertainment and educational CD ROM
                                         titles) ..........................................     2,383,375
                                                                                               ----------
                                                                                                6,058,750
                                                                                               ----------

Print Media     1.1%        32,300      Desktop Data, Inc.*
                                         (Provider of customized real-time news
                                         and information over local
                                         area networks to professional customers) .........       791,350
                           118,700      Scholastic Corp.* (Leading publisher and
                                         distributor of educational books, videos and
                                         computer software) ...............................     9,228,925
                                                                                               ----------
                                                                                               10,020,275
                                                                                               ----------

SERVICE
INDUSTRIES     13.4%
EDP Services    3.2%       593,500      Fiserv Inc.* (Data processing services) ...........    17,805,000
                           516,200      Systems & Computer Technology Corp.*
                                         (Computer software for educational
                                         institutions) ....................................    10,259,475
                                                                                               ----------
                                                                                               28,064,475
                                                                                               ----------



    The accompanying notes are an integral part of the financial statements.

SCUDDER DEVELOPMENT FUND
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
               % of                                                                              Market
            Portfolio    Shares                                                                 Value ($)
---------------------------------------------------------------------------------------------------------
Investment      1.0%       327,900      Pioneer Group Inc. (Fund management
                                         company owning major gold producer in
                                         Ghana) ...........................................     8,935,275

Miscellaneous
Commercial
Services        9.2%       130,100      AccuStaff, Inc.* (National provider of
                                         temporary staffing personnel) ....................     5,724,400
                           338,500      BI Inc.* (Manufacturer of and service provider
                                         for house arrest electronic monitoring
                                         systems) .........................................     2,581,062
                            46,100      CMG Information Services, Inc.* (Developer of
                                         information based products and services for
                                         direct marketing) ................................     4,281,537
                           161,900      Cadmus Communications Corp. (Provider of
                                         printing and related graphic arts
                                         communications services) .........................     4,371,300
                            98,000      Career Horizons Inc.* (Temporary help
                                         service for business and healthcare) .............     3,307,500
                           157,000      Checkfree Corp.* (Designer and provider of
                                         services for electronic commerce) ................     3,375,500
                           592,500      Cintas Corp. (Uniform rentals) ....................    26,366,250
                           160,600      Copart, Inc.* (Auctioneer of damaged vehicles
                                         for insurance companies) .........................     4,215,750
                           732,000      G & K Services Inc. "A" (Uniform rentals) .........    18,666,000
                           145,100      RTW. Inc.* (Provider of comprehensive
                                         managed care products and services for
                                         workers' compensation programs) ..................     3,808,875
                            85,800      Sitel Corp.* (Nebraska based telemarketing
                                         company for major credit-card and
                                         insurance companies) .............................     2,627,625
                           123,600      Strategic Distribution, Inc.* (In-plant distributor
                                         of parts and supplies) ...........................       973,350
                                                                                               ----------
                                                                                               80,299,149
                                                                                               ----------

DURABLES        7.2%
Telecommunications
Equipment                  250,000      Ascend Communications, Inc.* (Developer and
                                         producer of a variety of high-speed wide
                                         area network access products) ....................    20,281,250
                            85,000      Cascade Communications Corp.* (Designer
                                         and developer of multi-service wide area
                                         network switches) ................................     7,246,250
                           115,500      Shiva Corp.* (Developer and manufacturer of
                                         hardware and software products that enable
                                         remote connectivity to enterprise networks) ......     8,402,625
                           159,000      Stratacom, Inc.* (Manufacturer of switching
                                         systems for wide area networks) ..................    11,686,500




    The accompanying notes are an integral part of the financial statements.

INVESTMENT PORTFOLIO


---------------------------------------------------------------------------------------------------------
               % of                                                                              Market
            Portfolio    Shares                                                                 Value ($)
---------------------------------------------------------------------------------------------------------
                           180,054      U.S. Robotics Corp.* (Designer and
                                         manufacturer of high performance data
                                         communication products and systems) ..............    15,799,739
                                                                                               ----------
                                                                                               63,416,364
                                                                                               ----------

MANUFACTURING   5.9%
Containers &
Paper           0.9%       125,900      Aptargroup, Inc. (Manufacturer of packaging
                                         equipment components) ............................     4,705,512
                           100,000      Sealed Air Corp.* (Protective packaging
                                         material) ........................................     2,812,500
                                                                                               ----------
                                                                                                7,518,012
                                                                                               ----------

Diversified
Manufacturing   0.4%       144,100      Duracraft Corp.* (Manufacturer of household
                                         products) ........................................     3,620,512
                                                                                               ----------
Electrical
Products        0.5%        69,200      FORE Systems, Inc. (Producer of
                                         high-performance networking products) ............     4,117,400
                                                                                               ----------
Industrial
Specialty       2.0%     2,380,000      Bakrie & Brothers (Manufacturer of industrial
                                         steel products, steel pipes, corrugated sheet
                                         iron, asbestos and fiber cements) ................     4,319,703
                            77,000      Itron, Inc.* (Manufacturer of meter reading
                                         instruments for utilities) .......................     2,598,750
                           480,000      Lydall, Inc.* (Engineered fiber
                                         materials) .......................................    10,920,000
                                                                                               ----------
                                                                                               17,838,453
                                                                                               ----------

Machinery/
Components/
Controls        0.2%        40,000      Nordson Corp. (Industrial application
                                         equipment) .......................................     2,250,000
                                                                                               ----------
Office Equipment/
Supplies        1.9%       341,900      Danka Business Systems PLC (ADR)
                                         (Distributor of office equipment) ................    12,650,300
                           217,800      Encad, Inc.* (Manufacturer of large format
                                         color inkjet printers) ...........................     3,811,500
                                                                                               ----------
                                                                                               16,461,800
                                                                                               ----------

TECHNOLOGY     24.2%
Computer
Software       16.2%       201,700      Advent Software, Inc.* (Provider of
                                         stand-alone and client/server software
                                         products) ........................................     3,580,175
                           213,500      Astea International, Inc.* (Developer, marketer
                                         and supporter of applications for the
                                         customer interaction software market) ............     4,883,812
                           184,200      BBN Corp.* (Producer of wide area
                                         communications network systems) ..................     7,575,225




    The accompanying notes are an integral part of the financial statements.

SCUDDER DEVELOPMENT FUND
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
               % of                                                                              Market
            Portfolio    Shares                                                                 Value ($)
---------------------------------------------------------------------------------------------------------
                           843,950      Cheyenne Software Inc.* (Computer software
                                         and equipment) ...................................    22,048,194
                            98,900      Datastream Systems, Inc.* (Developer,
                                         marketer and supporter of personal
                                         computer software for industrial
                                         automation market) ...............................     1,879,100
                           180,000      Excalibur Technologies Corp.* (Manufacturer
                                         of document imaging software) ....................     6,570,000
                           672,900      Informix Corp.* (Database management
                                         software) ........................................    20,187,000
                            32,700      Keane, Inc.* (Provider of computer software
                                         project management and design
                                         development services) ............................       723,488
                           216,000      Kurzweil Applied Intelligence* (Developer of
                                         speech recognition software and systems) .........       945,000
                            72,800      Novadigm, Inc.* (Developer of enterprise-scale
                                         solutions to reduce cost and complexity of
                                         managing distributed computing) ..................     2,065,700
                           420,100      Parametric Technology Corp.* (Mechanical
                                         design software producer) ........................    27,936,650
                           170,600      Project Software & Development, Inc.*
                                         (Developer of software used for
                                         management of equipment maintenance) .............     5,949,675
                           295,300      Security Dynamics Technologies, Inc.*
                                         (Designer, developer and supporter of a
                                         family of security products used to manage
                                         access to computer-based information
                                         resources) .......................................    16,093,850
                           190,100      Softdesk, Inc.* (Designer and supporter of
                                         computer-aided design software for
                                         architecture, engineering and construction
                                         industries) ......................................     3,754,475
                           480,000      Synopsys Inc.* (Developer of high level
                                         electronic design software) ......................    18,240,000
                                                                                              -----------
                                                                                              142,432,344
                                                                                              -----------
Electronic
Components/
Distributors    0.9%       144,900      ITI Technologies, Inc.* (Designer and
                                         manufacturer of wireless security system) ........     4,310,775
                           201,300      Three-Five Systems Inc.* (Manufacturer of
                                         opto-electronic components) ......................     3,396,938
                                                                                               ----------
                                                                                                7,707,713
                                                                                               ----------

Office/Plant
Automation      1.3%       328,200      Cognex Corp.* (Manufacturer of machine
                                         vision systems) ..................................    11,404,950
Precision
Instruments     2.3%       318,300      KLA Instruments Corp.* (Developer,
                                         manufacturer and marketer of automated
                                         image processing systems) ........................     8,295,694




    The accompanying notes are an integral part of the financial statements.

INVESTMENT PORTFOLIO


---------------------------------------------------------------------------------------------------------
               % of                                                                              Market
            Portfolio    Shares                                                                 Value ($)
---------------------------------------------------------------------------------------------------------
                           100,000      Lam Research Corp.* (Manufacturer of plasma
                                         etching equipment) ...............................     4,575,000
                           286,000      Silicon Valley Group Inc.* (Manufacturer of
                                        equipment for semiconductor industry) .............     7,221,500
                                                                                               ----------
                                                                                               20,092,194
                                                                                               ----------

Semiconductors  3.5%        67,100      Altera Corp.* (Designer and marketer of
                                         programmable logic integrated circuits
                                         and computer engineering software and
                                         hardware) ........................................     3,338,225
                           760,000      Atmel Corp.* (Developer and manufacturer of
                                         integrated circuits) .............................    17,005,000
                           185,500      Xilinx Inc.* (Supplier of semiconductors) .........     5,657,750
                           129,250      Zilog Inc.* (Manufacturer and marketer of
                                         integrated circuits) .............................     4,733,781
                                                                                               ----------
                                                                                               30,734,756
                                                                                               ----------

ENERGY          5.6%
Oil & Gas
Production      4.2%       292,700      Barrett Resources Corp.* (Oil and gas
                                         exploration and production) ......................     8,598,062
                           792,000      Benton Oil & Gas Co.* (Oil and gas exploration,
                                         development and production) ......................    11,880,000
                           294,100      Triton Energy Corp.* (Oil and gas exploration) ....    16,873,988
                                                                                               ----------
                                                                                               37,352,050
                                                                                               ----------

Oilfield Services/
Equipment       1.4%       124,600      Global Industries Ltd.* (Pipeline construction,
                                         derrick and diving services for offshore oil
                                         and gas industry) ................................     3,738,000


                           181,200      Sonat Offshore Drilling Co. (Provider of
                                         contract drilling services of offshore oil and
                                         gas wells worldwide) .............................     8,108,700
                                                                                               ----------
                                                                                               11,846,700
                                                                                               ----------

METALS &
MINERALS        0.7%
Precious Metals            300,000      Stillwater Mining Co.* (Exploration and
                                         development of mines in Montana
                                         producing platinum, palladium and
                                         associated metals) ...............................     5,775,000
                                                                                               ----------

TRANSPORTATION  0.8%

Airlines        0.8%       100,000      America West Airlines, Inc.* (Passenger
                                         airline in the West and Midwest) .................     1,700,000



    The accompanying notes are an integral part of the financial statements.

SCUDDER DEVELOPMENT FUND
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
                % of                                                                              Market
            Portfolio    Shares                                                                 Value ($)
---------------------------------------------------------------------------------------------------------
                           209,600      ValuJet Airlines Inc.* (Operator of a low fare
                                         airline)                                               5,187,600
                                                                                               ----------
                                                                                                6,887,600
                                                                                               ----------

Trucking        0.0%        41,900      Celadon Group Inc.* (Long-haul
                                         trucking services)                                       377,100

                                                                                               ----------
OTHER           0.6%                    Miscellaneous  Securities                               4,967,794
                                                                                               ----------

                                        TOTAL COMMON STOCKS (Cost $482,146,475)               838,943,075
                                                                                              -----------
---------------------------------------------------------------------------------------------------------

                                        TOTAL INVESTMENT PORTFOLIO - 100.0%
                                         (Cost $522,973,766)(a)                               877,686,252
                                                                                              ===========



*    Non-income producing security.

(a) The cost for federal income tax purposes was $524,088,696. At December 31, 1995, net unrealized appreciation for all securities based on tax cost was $353,597,556. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $376,784,541 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $23,186,985.

(b) Securities valued in good faith by the Valuation Committee of the Board of Trustees. The cost of these securities at December 31, 1995, aggregated $7,950,007. See Note A of the Notes to Financial Statements.


(c) Restricted Securities - securities which have not been registered with the Securities and Exchange Commission under the Securities Act of 1933. Information concerning such restricted securities at December 31, 1995 is as follows:


Security                 Acquisition Date                   Cost ($)
--------                 ----------------                   --------

Cardiometrics, Inc. "C"       4/26/93                         500,000
InTouch Group Inc.            2/14/95                         250,000
InTouch Group Inc. "D"        1/20/94                       4,000,007
Norian Corp. "D"              4/12/95                       2,000,000
UroMed Corp.                  9/15/93                       1,250,003




    The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
        STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

DECEMBER 31, 1995 (UNAUDITED)
--------------------------------------------------------------------------------
ASSETS

Investments, at market (identified cost $522,973,766)
    (Note A) .......................................               $877,686,252
Receivables:
    Investments sold ...............................                  1,775,095
    Fund shares sold ...............................                  1,845,880
    Dividends and interest .........................                    172,306
                                                                   ------------
                Total assets .......................                881,479,533

LIABILITIES

Payables:
    Investments purchased ..........................   $1,327,239
    Fund shares redeemed ...........................    2,533,469
    Accrued management fee (Note C) ................      708,400
    Other accrued expenses (Note C) ................      300,621
                                                       ----------
                Total liabilities ..................                  4,869,729
                                                                   ------------
Net assets, at market value ........................               $876,609,804
                                                                   ============

NET ASSETS
Net assets consist of:
    Accumulated net investment loss ................               $ (3,988,831)
    Unrealized appreciation (depreciation) on:
       Investments .................................                354,712,486
       Foreign currency related transactions .......                       (122)
    Accumulated net realized gain ..................                 24,873,939
    Shares of beneficial interest ..................                    218,524
    Additional paid-in capital .....................                500,793,808
                                                                   ------------
Net assets, at market value ........................               $876,609,804
                                                                   ============

NET ASSET VALUE, offering and redemption price per
   share ($876,609,804/21,852,408 outstanding
   shares of beneficial interest, $.01 par value,
   unlimited number of shares authorized) ..........                     $40.12
                                                                         ======



    The accompanying notes are an integral part of the financial statements.

SCUDDER DEVELOPMENT FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
        STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
SIX MONTHS ENDED DECEMBER 31, 1995 (UNAUDITED)
--------------------------------------------------------------------------------

Investment Income
Income:
Dividends (net of foreign taxes withheld of $16,252)               $    630,446
Interest ............................................                   461,782
                                                                   ------------
                                                                      1,092,228

Expenses:
Management fee (Note C) ............................. $ 4,001,733
Services to shareholders (Note C) ...................     737,434
Custodian and accounting fees (Note C) ..............     115,274
Trustees' fees (Note C) .............................      19,634
Reports to shareholders .............................     103,358
State registration ..................................      22,875
Auditing ............................................      21,950
Legal ...............................................      12,497
Other ...............................................      46,304     5,081,059
                                                      -------------------------
Net investment loss .................................                (3,988,831)
                                                                   ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT
   TRANSACTIONS
Net realized gain (loss) from:
   Investments ......................................  63,494,650
   Foreign currency related transactions ............     (28,623)   63,466,027
                                                      -----------
Net unrealized appreciation (depreciation) during
the period on:
   Investments ......................................  79,952,364
   Foreign currency related transactions ............      (9,109)   79,943,255
                                                      -------------------------
Net gain on investment transactions .................               143,409,282
                                                                   ------------
Net increase in net assets resulting from operations               $139,420,451
                                                                   ============


    The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
        STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                     SIX MONTHS
                                                       ENDED
                                                     DECEMBER 31,    YEAR ENDED
                                                        1995           JUNE 30,
INCREASE (DECREASE) IN NET ASSETS                    (UNAUDITED)         1995
--------------------------------------------------------------------------------
Operations:
Net investment loss ...........................   $  (3,988,831)   $  (6,157,164)
Net realized gain from investment transactions       63,466,027       58,067,466
Net unrealized appreciation on investment
    transactions during the period ............      79,943,255      180,163,568
                                                  -------------    -------------
Net increase in net assets resulting from
    operations ................................     139,420,451      232,073,870
                                                  -------------    -------------
Distributions to shareholders from net realized
    gains from investments ($4.20 and
    $2.12 per share, respectively) ............     (84,837,216)     (41,498,116)
                                                  -------------    -------------
Fund share transactions:
Proceeds from shares sold .....................     223,402,944      260,652,295
Net asset value of shares issued to
    shareholders in reinvestment of
    distributions .............................      80,963,827       39,673,233
Cost of shares redeemed .......................    (209,652,325)    (309,316,368)
                                                  -------------    -------------
Net increase (decrease) in net assets from
    Fund share transactions ...................      94,714,446       (8,990,840)
                                                  -------------    -------------
Increase in net assets ........................     149,297,681      181,584,914
Net assets at beginning of period .............     727,312,123      545,727,209
                                                  -------------    -------------
NET ASSETS AT END OF PERIOD (including
    accumulated net investment loss of
    $3,988,831 at December 31, 1995) ..........   $ 876,609,804    $ 727,312,123
                                                  =============    =============
OTHER INFORMATION
INCREASE (DECREASE) IN FUND SHARES
Shares outstanding at beginning of period .....      19,474,819       19,787,452
                                                  -------------    -------------
Shares sold ...................................       5,576,576        8,524,177
Shares issued to shareholders in reinvestment
    of distributions ..........................       2,054,380        1,371,263
Shares redeemed ...............................      (5,253,367)     (10,208,073)
                                                  -------------    -------------
Net increase (decrease) in Fund shares ........       2,377,589         (312,633)
                                                  -------------    -------------
Shares outstanding at end of period ...........      21,852,408       19,474,819
                                                  =============    =============




    The accompanying notes are an integral part of the financial statements.

SCUDDER DEVELOPMENT FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
THE FOLLOWING TABLE INCLUDES SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD AND OTHER PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL STATEMENTS.

                       SIX MONTHS ENDED
                        DECEMBER 31,                                 YEARS ENDED JUNE 30, (a)
                           1995(b)   ---------------------------------------------------------------------------------------------
                         (UNAUDITED) 1995(b)  1994(b)   1993 (b)   1992(b)   1991(b)   1990(b)  1989(b)    1988     1987    1986(b)

Net asset value,
 beginning of
 period                     $37.35   $27.58   $34.58    $29.92     $27.33    $26.25     $22.54  $22.00    $25.39   $25.12   $20.41
                            ------   ------   ------    ------     ------    ------     ------  ------    ------   ------   ------
Income from investment
 operations:
 Net investment loss          (.20)    (.31)    (.30)     (.27)      (.23)     (.10)      (.08)   (.10)     (.08)    (.07)    (.01)
 Net realized
 and unrealized
 gain (loss) on
 investment
 transactions                 7.17    12.20    (3.63)     6.63       3.78      2.41       6.07    1.06     (1.41)    1.67     5.81
                            ------   ------   ------    ------     ------    ------     ------  ------    ------   ------   ------

Total from
 investment
 operations                   6.97    11.89    (3.93)     6.36       3.55      2.31       5.99     .96     (1.49)    1.60     5.80
                            ------   ------   ------    ------     ------    ------     ------  ------    ------   ------   ------

Less distributions:
 From net investment
  income                         -        -        -         -          -         -          -       -         -        -     (.17)
 From net realized
  gains on investment
  transactions               (4.20)   (2.12)   (3.07)    (1.70)      (.96)    (1.23)     (2.28)   (.42)    (1.90)   (1.33)    (.92)
                            ------   ------   ------    ------     ------    ------     ------  ------    ------   ------   ------
Total distributions          (4.20)   (2.12)   (3.07)    (1.70)      (.96)    (1.23)     (2.28)   (.42)    (1.90)   (1.33)   (1.09)
                            ------   ------   ------    ------     ------    ------     ------  ------    ------   ------   ------
Net asset value,
 end of period              $40.12   $37.35   $27.58    $34.58     $29.92    $27.33     $26.25  $22.54    $22.00   $25.39   $25.12
                            ======   ======   ======    ======     ======    ======     ======  ======    ======   ======   ======
TOTAL RETURN (%)             19.16(d) 45.41   (12.91)    22.28      12.83     10.32      28.50    4.66     (5.35)    7.51    29.92
RATIOS AND
SUPPLEMENTAL DATA
Net assets, end
 of period
 ($ millions)                  877      727      546       821        700       476        361     275       356      387      359
Ratio of operating
 expenses to
 average
 daily net assets (%)         1.24(c)  1.32     1.27      1.30       1.30      1.29       1.34    1.32      1.30     1.27     1.25
Ratio of net
 investment
 loss to average
 daily net assets (%)        (.98)(c) (1.01)    (.91)     (.83)      (.70)     (.40)      (.35)   (.47)     (.44)    (.33)    (.03)
Portfolio turnover
 rate (%)                    56.7(c)   41.6     48.3      49.2       53.5      70.8       40.1    32.0      39.2     23.5     29.4


(a) All per share and share outstanding amounts through 1986 have been restated to reflect the November 17, 1986, 200% stock dividend.

(b) Per share amounts have been calculated using the weighted average shares outstanding during the period method.

(c)  Annualized

(d)  Not annualized


NOTES TO FINANCIAL STATEMENTS  (Unaudited)

A.  SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------
Scudder Development Fund (the "Fund") is a diversified series of Scudder Securities Trust, a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The policies described below are followed consistently by the Fund in the preparation of its financial statements in conformity with generally accepted accounting principles.

SECURITY VALUATION. Portfolio securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the National Association of Securities Dealers Automatic Quotation ("NASDAQ") System, for which there have been sales, are valued at the most recent sale price reported on such system. If there are no such sales, the value is the high or "inside" bid quotation. Securities which are not quoted on the NASDAQ System but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations the most recent bid quotation shall be used. Short-term investments having a maturity of sixty days or less are valued at amortized cost.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Trustees. Securities valued in good faith by the Valuation Committee of the Trustees at fair value amounted to $4,406,889 (0.5% of net assets) and have been noted in the investment portfolio as of December 31, 1995.

RESTRICTED SECURITIES. The Fund may not purchase restricted securities (for these purposes, restricted security means a security which cannot be sold to the public without registration under the Securities Act of 1933 or the availability of an exemption from registration, or which is subject to other legal or contractual delays in or restrictions on resale), if, as a result thereof, more than 5% of the value of the Fund's total assets would be invested in restricted securities. The aggregate fair

SCUDDER DEVELOPMENT FUND
--------------------------------------------------------------------------------
value of restricted securities at December 31, 1995 amounted to $6,738,926 which represents 0.8% of net assets.

FOREIGN CURRENCY TRANSLATIONS. The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:

     (i) market value of investment securities, other assets and liabilities at the daily rates of exchange, and

     (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

Net realized and unrealized gain (loss) from foreign currency related transactions includes gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency, and gains and losses between the ex and payment dates on dividends, interest, and foreign withholding taxes.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value, depending on the maturity of the repurchase agreement, is equal to at least 100.5% of the resale price.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

DISTRIBUTION OF INCOME AND GAINS. Distributions of net investment income are made annually. During any particular year net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders annually. An additional

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to tax equalization and investments in certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

OTHER. Investment security transactions are accounted for on a trade-date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

B.  PURCHASES AND SALES OF SECURITIES
--------------------------------------------------------------------------------
During the six months ended December 31, 1995, purchases and sales of investment securities (excluding short-term investments) aggregated $226,724,539 and $240,074,617, respectively.

The aggregate face value of future contracts opened and closed during the six months ended December 31, 1995 was $69,755,575.

C.  RELATED PARTIES
--------------------------------------------------------------------------------
Under the Fund's Investment Management Agreement (the "Agreement") with Scudder, Stevens & Clark, Inc. (the "Adviser"), the Fund agrees to pay to the Adviser a fee equal to an annual rate of 1% of the Fund's first $500 million of average daily net assets, .95% of the next $500 million of such net assets, and .90% on such net assets in excess of $1 billion, computed and accrued daily and payable monthly. As manager of the assets of the Fund, the Adviser directs the investments of the Fund in accordance with its investment objective, policies, and restrictions. The Adviser determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio

SCUDDER DEVELOPMENT FUND
--------------------------------------------------------------------------------
management services, the Adviser provides certain administrative services in accordance with the Agreement. The Agreement also provides that if the Fund's expenses, exclusive of taxes, interest, and extraordinary expenses, exceed specified limits, such excess, up to the amount of the management fee, will be paid by the Adviser. For the six months ended December 31, 1995, the fee pursuant to the Agreement amounted to $4,001,733 of which $708,400 is unpaid at December 31, 1995.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the six months ended December 31, 1995, the amount charged by SSC aggregated $621,998, of which $161,379 is unpaid at December 31, 1995.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the six months ended December 31, 1995, the amount charged to the Fund by SFAC aggregated $59,907 of which $10,413 is unpaid at December 31, 1995.

The Fund pays each of its Trustees not affiliated with the Adviser $4,000 annually plus specified amounts for attended board and committee meetings. For the six months ended December 31, 1995, Trustees' fees aggregated $19,634.

D.  LINE OF CREDIT
--------------------------------------------------------------------------------
The Fund and several affiliated Funds ("The Participants") share in a $500 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33.33% of its net assets under the agreement. In addition, the Fund also maintains an uncommitted line of credit.

                      (This page intentionally left blank)

                      (This page intentionally left blank)

OFFICERS AND TRUSTEES

Daniel Pierce*
    President and Trustee

Paul Bancroft III
    Trustee; Venture Capitalist and Consultant

Thomas J. Devine
    Trustee; Consultant

Keith R. Fox
    Trustee; President, Exeter Capital Management Corporation

Douglas M. Loudon*
    Vice President and Trustee

Dr. Wilson Nolen
    Trustee; Consultant

Juris Padegs*
    Trustee

Dr. Gordon Shillinglaw
    Trustee; Professor Emeritus of Accounting, Columbia University Graduate School of Business

Edmond D. Villani*
    Trustee

Robert W. Lear
    Honorary Trustee; Executive-in-Residence, Columbia University Graduate School of Business

Robert G. Stone, Jr.
    Honorary Trustee; Chairman of the Board and Director, Kirby Corporation

Edmund R. Swanberg
    Honorary Trustee

Peter Chin*
    Vice President

James M. Eysenbach*
    Vice President

Philip S. Fortuna*
    Vice President

Jerard K. Hartman*
    Vice President

Thomas W. Joseph*
    Vice President

David S. Lee*
    Vice President

Thomas F. McDonough*
    Vice President and Secretary

Pamela A. McGrath*
    Vice President and Treasurer

Roy C. McKay*
    Vice President

Edward J. O'Connell*
    Vice President and Assistant Treasurer

Kathryn L. Quirk*
    Vice President and Assistant Secretary

Richard W. Desmond*
    Assistant Secretary

Coleen Downs Dinneen*
    Assistant Secretary

*Scudder, Stevens & Clark, Inc.

INVESTMENT PRODUCTS AND SERVICES

 The Scudder Family of Funds
 -----------------------------------------------------------------------------------------------------------------
           Money Market                                           Income
                   Scudder Cash Investment Trust                       Scudder Emerging Markets Income Fund
                   Scudder U.S. Treasury Money Fund                    Scudder Global Bond Fund
           Tax Free Money Market+                                      Scudder GNMA Fund
                   Scudder Tax Free Money Fund                         Scudder Income Fund
                   Scudder California Tax Free Money Fund*             Scudder International Bond Fund
                   Scudder New York Tax Free Money Fund*               Scudder Short Term Bond Fund
           Tax Free+                                                   Scudder Zero Coupon 2000 Fund
                   Scudder California Tax Free Fund*               Growth
                   Scudder High Yield Tax Free Fund                    Scudder Capital Growth Fund
                   Scudder Limited Term Tax Free Fund                  Scudder Development Fund
                   Scudder Managed Municipal Bonds                     Scudder Global Fund
                   Scudder Massachusetts Limited Term Tax Free Fund*   Scudder Global Small Company Fund
                   Scudder Massachusetts Tax Free Fund*                Scudder Gold Fund
                   Scudder Medium Term Tax Free Fund                   Scudder Greater Europe Growth Fund
                   Scudder New York Tax Free Fund*                     Scudder International Fund
                   Scudder Ohio Tax Free Fund*                         Scudder Latin America Fund
                   Scudder Pennsylvania Tax Free Fund*                 Scudder Pacific Opportunities Fund
            Growth and Income                                          Scudder Quality Growth Fund
                   Scudder Balanced Fund                               Scudder Small Company Value Fund
                   Scudder Growth and Income Fund                      Scudder Value Fund
                                                                       The Japan Fund

 Retirement Plans and Tax-Advantaged Investments
-----------------------------------------------------------------------------------------------------------------
                   IRAs                                                403(b) Plans
                   Keogh Plans                                         SEP-IRAs
                   Scudder Horizon Plan+++* (a variable annuity)       Profit Sharing and Money Purchase
                   401(k) Plans                                            Pension Plans

 Closed-End Funds#

  -----------------------------------------------------------------------------------------------------------------
                   The Argentina Fund, Inc.                            The Latin America Dollar Income Fund, Inc.
                   The Brazil Fund, Inc.                               Montgomery Street Income Securities, Inc.
                   The First Iberian Fund, Inc.                        Scudder New Asia Fund, Inc.
                   The Korea Fund, Inc.                                Scudder New Europe Fund, Inc.
                                                                       Scudder World Income
                                                                            Opportunities Fund, Inc.

 Institutional Cash Management

  -----------------------------------------------------------------------------------------------------------------
                   Scudder Institutional Fund, Inc.                    Scudder Treasurers Trust(TM)++
                   Scudder Fund, Inc.

  -----------------------------------------------------------------------------------------------------------------

    For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *Not available in all states.+++ A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder, Stevens & Clark, Inc. are traded on various stock exchanges. ++For information on Scudder Treasurers Trust,(TM) an institutional cash management service that utilizes certain portfolios of Scudder Fund, Inc. ($100,000 minimum), call 1-800-541-7703.

HOW TO CONTACT SCUDDER

Account Service and Information
-------------------------------------------------------------------------------

For existing account service and transactions

SCUDDER INVESTOR RELATIONS
1-800-225-5163

For personalized information about your
Scudder accounts; exchanges and
redemptions; or information on any
Scudder fund SCUDDER AUTOMATED
INFORMATION LINE (SAIL) 1-800-343-2890

Investment Information
-------------------------------------------------------------------------------

To receive information about the
Scudder funds, for additional
applications and prospectuses, or for
investment questions SCUDDER INVESTOR
RELATIONS 1-800-225-2470

For establishing 401(k) and 403(b) plans

SCUDDER DEFINED CONTRIBUTION SERVICES
1-800-323-6105

Please address all correspondence to

-------------------------------------------------------------------------------

THE SCUDDER FUNDS
P.O. BOX 2291
BOSTON, MASSACHUSETTS
02107-2291

Or stop by a Scudder Funds Center
-------------------------------------------------------------------------------

Many shareholders enjoy the personal, one-on-one service of the
Scudder Funds Centers. Check for a Funds Center near you--they can be found in the following cities:
Boca Raton          New York
Boston              Portland, OR
Chicago             San Diego
Cincinnati          San Francisco
Los Angeles         Scottsdale
-------------------------------------------------------------------------------

For information on Scudder               For information on Scudder
TreasurersTrust,(TM) an institutional    Institutional Funds,* funds
cash management service for              designed to meet the broad
corporations, non-profit                 investment management and
organizations and trusts that uses       service needs of banks and
certain portfolios of Scudder Fund,      other institutions,
call Inc.* ($100,000 minimum),           call 1-800-854-8525.
1-800-541-7703.
-------------------------------------------------------------------------------

     Scudder Investor Relations and Scudder Funds Centers are services provided through Scudder Investor Services, Inc., Distributor.

* Contact Scudder Investor Services, Inc., Distributor, to receive a prospectus with more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Celebrating Over 75 Years of Serving Investors

    Established in 1919 by Theodore Scudder, Sidney Stevens, and F. Haven Clark, Scudder, Stevens & Clark was the first independent investment counsel firm in the United States. Since its birth, Scudder's pioneering spirit and commitment to professional long-term investment management have helped shape the investment industry. In 1928, we introduced the nation's first no-load mutual fund. Today we offer 37 pure no load(TM) funds, including the first international mutual fund offered to U.S. investors.

    Over the years, Scudder's global investment perspective and dedication to research and fundamental investment disciplines have helped us become one of the largest and most respected investment managers in the world. Though times have changed since our beginnings, we remain committed to our long-standing principles: managing money with integrity and distinction; keeping the interests of our clients first; providing access to investments and markets that may not be easily available to individuals; and making investing as simple and convenient as possible through friendly, comprehensive service.